                              UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

     Date of Report (Date of earliest event reported) August 15, 2003

          NAVISTAR FINANCIAL SECURITIES CORPORATION ON BEHALF OF
              NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

           33-87374                                        36-3731520
(Commission File Number                       (IRS Employer Identification No.)

2850 West Golf Road, Rolling Meadows, Illinois                60008
  (Address of principal executive offices                   (Zip Code)

       Registrant's telephone number, including area code (847)734-4000

--------------------------------------------------------------------------------

              INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events and Regulation FD Disclosure

     On August 15, 2003 the Registrant made available the Monthly Servicer and
Settlement Certificates to the trustee.  The Registrant has caused to be made available by the trustee, on August 25, 2003 the monthly Servicer and Settlement
Certificates for the Due Period ended July 31, 2003, which are attached as
Exhibit 20 hereto.

Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

--------------------------------------------------------------------------------

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on itsbehalf by the undersigned thereunto duly authorized.

           NAVISTAR FINANCIAL SECURITIES CORPORATION on behalf of
                NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                               (Registrant)

Date:  September 26, 2003              By: /s/Paul Martin
                                              Paul Martin
                                              Vice President and Controller

--------------------------------------------------------------------------------

                              FORM 8-K

                           EXHIBIT INDEX

Exhibit
Number
               Description
20.1           Monthly Servicer and Settlement Certificate #96, Series 1995-1
               dated August 15, 2003

20.1 (A)       4.45 The percentages and all other information calculated
               pursuant to Sections 6.01 and 7.01 of the supplement,
               Certificate #96

20.2           Monthly Servicer and Settlement Certificate #70, Series 1997-1
               dated August 15, 2003

20.2 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #70

20.3           Monthly Servicer and Settlement Certificate #62, Series 1998-1
               dated August 15, 2003

20.3 (A)       4.43 The percentages and all other information calculated
               pursuant to section 6.01 of the Supplement, Certificate #62

20.4           Monthly Servicer and Settlement Certificate #37, Series 2000-1
               dated August 15, 2003

20.4 (A)      4.43 The percentages and all other information calculated
              pursuant to section 6.01 of the Supplement, Certificate #37

20.5          Monthly Servicer and Settlement Certificate #1, Series 2003-1
              dated August 15, 2003

20.5 (A)      4.43 The percentages and all other information calculated
              pursuant to section 6.01 of the Supplement, Certificate #1

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                                                            Exhibit 20.1
                                     MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 96

                                                   DEALER NOTE MASTER TRUST

                                                     CLASS A, DEALER NOTE
                                                 ASSET BACKED CERTIFICATES,
                                                        SERIES 1995-1

Under the Series 1995-1 Supplement dated as of June 8, 1995 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1995-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of August 25, 2003, the Transfer Date of August 22, 2003 and with respect to the performance of the Master Trust during the Due Period ended on July 31, 2003 and the Distribution Period ended
August 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement .

        1 NFC is Servicer under the Agreement.
        2 The undersigned is a Servicing Officer.
        3 Master Trust Information.
      3.1 The amount of the Advance, if any, for the Due Period                                    154,283.39
      3.2 The amount of ITEC Finance Charges for the Due Period                                  2,122,763.63
      3.3 The average daily balance of Dealer Notes outstanding during the Due Period          901,941,746.12
      3.4 The total amount of Advance Reimbursements for the Due Period                                  0.00
      3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period          300,760,186.14
      3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust         242,185,807.26
          during the Due Period
      3.7 The amount of the Servicing Fee for the Due Period                                       726,577.98
      3.8 The average daily Master Trust Seller's Interest during the Due Period               192,805,981.17
      3.9 The Master Trust Seller's Interest as of the Distribution Date (after
          giving effect to the transactions set forth in Article IV of the Supplement)         200,720,239.84
     3.10 The aggregate amount of Collections for the Due Period                               658,547,719.29
     3.11 The aggregate amount of Finance Charge Collections for the Due Period                  4,765,508.63
     3.12 The aggregate amount of Principal Collections for the Due Period                     653,782,210.66
     3.13 The amount of Dealer Note Losses for the Due Period                                            0.00
     3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period            871,893,560.06
     3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
          of the Agreement)                                                                    353,022,024.52
     3.16 Eligible Investments in the Excess Funding Account:
          a.  The aggregate amount of funds invested in Eligible Investments                   352,826,679.78
          b.  Description of each Eligible Investment:                       JP Morgan Prime Money Market Fund
          c.  The rate of interest applicable to each such Eligible Investment                           0.96%
          d.  The rating of each such Eligible Investment                                             AAAm/Aaa
     3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
          as of the end of the Due Period                                                        8,344,063.92
     3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
          i)       Truck King Intl Sls-Svc
          ii)      Prairie International
          iii)     Nalley Motor Trucks
          iv)      Lee-Smith Inc.
          v)       Hawkeye Intl Trucks
     3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
          as a percentage of the total principal amount outstanding, as of the end of the
          Due Period                                                                                      0.43%
     3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee
          Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established on
          7/10/03 for the benefit of the Master Trust Certificateholders.                           100,057.34
     3.21 Eligible Investments in the Servicer Transition Fee Account:
          a.  The aggregate amount of funds invested in Eligible Investments                        100,000.00
          b.  Description of each Eligible Investment:                       JP Morgan Prime Money Market Fund
          c.  The rate of interest applicable to each such Eligible Investment                            0.96%
          d.  The rating of each such Eligible Investment                                              AAAm/Aaa
      4.0 Series 1995-1 Information.
      4.1 The Deficiency Amount as of the Transfer Date
          (after giving effect to the transactions set forth in Article IV of the Supplement)             0.00
     4.2a The Maximum Subordinated Amount as of the Transfer Date (after giving
          effect to the transactions set forth in Article IV of the Supplement)                  31,000,000.00
     4.2b.The Available Subordinated Amount as of the
          Transfer Date (after giving effect to the transactions
          set forth in Article IV of the Supplement)                                             31,000,000.00
      4.3 The Projected Spread for the following Distribution Period                              2,500,000.00
      4.4 The amount on deposit in the Spread Account as of
          the Transfer Date (after giving effect to the
          transactions set forth in Article IV of the Supplement)                                 2,500,000.00
      4.5 The aggregate amount on deposit in the Liquidity
          Reserve Account as of the Transfer Date (after giving
          effect to the transactions  set forth in Article IV
          of the Supplement)                                                                              0.00
      4.6 The aggregate amount on deposit in the Negative
          Carry Reserve Fund as of the Transfer Date (after
          giving effect to the transactions set forth in
          Article IV of the Supplement)                                                                   0.00
      4.7 The Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                               200,000,000.00
      4.8 The amount of Series Allocable Dealer Notes Losses
          for the Due Period                                                                             0.00
      4.9 The amount of Series Allocable Finance Charge
          Collections for the Due Period                                                            799,171.03
     4.10 The amount of Series Allocable Principal Collections
          for the Due Period                                                                    109,638,622.95
     4.11 The amount of Series Principal Account Losses
          for the Due Period                                                                              0.00
     4.12 The amount of Investor Dealer Note Losses for
          the Due Period                                                                                  0.00
     4.13 The amount of Investor Finance Charge Collections
          for the Due Period                                                                        778,072.92
     4.14 The amount of Investor Principal Collections for
          the Due Period                                                                        106,744,163.30
     4.15 The amount of Available Certificateholder's Interest                                      813,085.45
          Collections for the Due Period
     4.16 The amount of Series 1995-1 Shared Principal
          Collections for the Due Period                                                        106,744,163.30
     4.17 The aggregate amount of the Series 1995-1 Principal
          Shortfall, if any, for the Due Period                                                           0.00
     4.18 The Seller's Percentage for the Due Period                                                      2.64%
     4.19 The Excess Seller's Percentage for the Due Period                                               0.00%
     4.20 The aggregate amount of Seller's Principal Collections
          for the Due Period                                                                      2,894,459.65
     4.21 The amount of Available Seller's Finance Charge
          Collections for the Due Period                                                             45,073.25
     4.22 The aggregate amount of Available Seller's Principal
          Collections for the Due Period                                                          2,894,459.65
     4.23 The aggregate amount of Excess Seller's Principal
          Collections for the Due Period                                                                   -
     4.24 The Controlled Amortization Amount, if applicable,
          for the Due Period                                                                              0.00
     4.25 The Minimum Series 1995-1 Master Trust Seller's
          Interest as of the Distribution Date (after giving
          effect to the transactions set forth in Article IV
          of the Supplement)                                                                     38,751,990.63
     4.26 The Series 1995-1 Allocation Percentage for
          the Due Period                                                                                 16.77%
     4.27 The Floating Allocation Percentage for the
          Due Period                                                                                     97.36%
     4.28 The Principal Allocation Percentage, if applicable,
          for the Due Period                                                                              0.00%
     4.29 The total amount to be distributed on the Series
          1995-1 Certificates on the Distribution Date                                              359,849.27
     4.30 The total amount, if any, to be distributed on the Series
          1995-1 Certificates on the Distribution Date
          allocable to the Invested Amount                                                                0.00
     4.31 The total amount, if any, to be distributed on
          the Series 1995-1 Certificates on the Distribution
          Date allocable to interest on the Series 1995-1
          Certificates                                                                              241,219.61
     4.32 The Draw Amount as of the Transfer Date                                                         0.00
     4.33 The amount of Investor Charge-Offs as of
          Transfer Date                                                                                   0.00
     4.34 The amount of reimbursement of Investor Charge-
          Offs as of the Transfer Date                                                                    0.00
     4.35 The amount of the Investor Servicing Fee to be
          paid on such Distribution Date                                                            118,629.66
     4.36 The aggregate amount of funds on deposit in
          the Negative Carry Reserve Account  as of the end of
          the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article
          IV of the Supplement and of the Agreement)                                                      0.00
     4.37 The aggregate amount of funds on deposit in
          the Series Principal Account as of the end of the
          last day of the Due Period (after giving effect to the
          payments and adjustments made pursuant to Article
          IV of the Supplement and of the Agreement)                                                      0.00
     4.38 The aggregate amount of funds on deposit in the
           Spread Account as of the end of the last day of
          the Due Period (after giving effect to payments and
          adjustments made pursuant to Article IV of the
          Supplement and the Agreement)                                                           2,500,000.00
     4.39 Eligible Investments in the Series Principal Account:
          a.  The aggregate amount of funds invested in Eligible Investments                              0.00
          b.  Description of each Eligible Investment:                                                      NA
          c.  The rate of interest applicable to each such Eligible Investment                         _______%
          d.  The rating of each such Eligible Investment                                                   NA
     4.40 Eligible Investments in the Liquidity Reserve Account:
          a.  The aggregate amount of funds invested in Eligible Investments                              0.00
          b.  Description of each Eligible Investment:                                                      NA
          c.  The rate of interest applicable to each such Eligible Investment                        _______%
          d.  The rating of each such Eligible Investment                                                   NA
     4.41 The amount of Excess Interest Collections for the Due Period                              453,236.19
     4.42 The amount of Investor Principal Collections treated
          as Shared Principal Collections for the Due Period                                    106,744,163.30
     4.43 The amount of Excess Interest Collections for the
          Due Period allocated to other Series                                                            0.00
     4.44 The amount of Investor Principal Collections treated
          as Shared Principal Collections for the Due Period
          allocated to Other Series                                                                       0.00
     4.45 The percentages and all other information calculated
          pursuant to Sections 6.01 and 7.01 of the Supplement                                  See Exhibit "A"
     4.46 The amount of Remaining Available Seller's Principal
           Collections for the Due Period                                                                 0.00
     4.47 The amount of Series 1995-1 Shared Seller's Principal
          Collections for the Due Period                                                          2,894,459.65
     4.48 The aggregate amount of Shared Seller's Principal
          Collections from Other Series for the Due Period                                        6,202,372.34
     4.49 The amount of all Shared Seller's Principal Collections
          allocated to Series 1995-1 for the Due Period                                                   0.00
     4.50 The aggregate amount of all Shared Seller's Principal
          Collections allocated to Other Series for the Due Period                                        0.00
     4.51 The aggregate amount of all Early Distributions Amounts
          paid or deemed paid for the Distribution Period                                                 0.00

                                                           Exhibit 20.1 (A)
                                                            Series 1995-1

4.45  The percentages and all other information calculated pursuant to Sections 6.01 and 7.01 of the Supplement.

Section 6.01

              b) The invested amount is not reduced to zero by the Expected Payment Date?                               NO

Section 7.01

         d) The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the
         Required Subordinated Amount?                                                                                  NO

         g) Average Coverage Differential shall be equal to or less than negative two percent (-2.00%) on each of
         three consecutive Determination Dates?                                                                         NO

                            2 Months Past:         3.58%
                             1 Month Past:         3.65%
                            Current Month:         3.65%

         h) The Master Trust Seller's Interest is reduced to an amount less than the Master Trust Minimum
         Seller's Interest?                                                                                             NO                                                                                           NO

                                          Master Trust Seller's Interest:  $  200,720,239.84

                                  Master Trust Minimum Seller's Interest:  $  200,631,990.63

         i) Turnover Ratio less than 1.7?                                                                               NO

                                     Turnover Ratio:    3.38%

         j) Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                        NO

                            Dealer Note Loss Ratio:     0.00%

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                                                        Exhibit 20.2
                                     MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 70

                                                   DEALER NOTE MASTER TRUST

                                                     CLASS A, DEALER NOTE
                                                  ASSET BACKED CERTIFICATES,
                                                         SERIES 1997-1

Under the Series 1997-1 Supplement dated as of August 19, 1997 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1997-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of August 25, 2003, the Transfer Date of August 22, 2003 and with respect to the performance of the Master Trust during the Due Period ended on July 31, 2003 and the Distribution Period ended
August 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .

          1 NFC is Servicer under the Agreement.
          2 The undersigned is a Servicing Officer.
          3 Master Trust Information.
        3.1 The amount of the Advance, if any, for the Due Period                              154,283.39
        3.2 The amount of ITEC Finance Charges for the Due Period                            2,122,763.63
        3.3 The average daily balance of Dealer Notes outstanding during the Due Period    901,941,746.12
        3.4 The total amount of Advance Reimbursements for the Due Period                            0.00
        3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period    300,760,186.14
        3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust   242,185,807.26
            during the Due Period
        3.7 The amount of the Servicing Fee for the Due Period                                 726,577.98
        3.8 The average daily Master Trust Seller's Interest during the Due Period         192,805,981.17
        3.9 The Master Trust Seller's Interest as of the Distribution Date (after
            giving effect to the transactions set forth in Article IV of the Supplement)   200,720,239.84
       3.10 The aggregate amount of Collections for the Due Period                         658,547,719.29
       3.11 The aggregate amount of Finance Charge Collections for the Due Period            4,765,508.63
       3.12 The aggregate amount of Principal Collections for the Due Period               653,782,210.66
       3.13 The amount of Dealer Note Losses for the Due Period                                      0.00
       3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period      871,893,560.06
       3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
            of the Agreement)                                                              353,022,024.52
       3.16 Eligible Investments in the Excess Funding Account:
            a.  The aggregate amount of funds invested in Eligible Investments             352,826,679.78
            b.  Description of each Eligible Investment:                JP Morgan Prime Money Market Fund
            c.  The rate of interest applicable to each such Eligible Investment                    0.96%
            d.  The rating of each such Eligible Investment                                      AAAm/Aaa
       3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
            as of the end of the Due Period                                                  8,344,063.92
       3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
            i)      Truck King Intl Sls-Svc
            ii)     Prairie International
            iii)    Nalley Motor Trucks
            iv)     Lee-Smith Inc.
            v)      Hawkeye Intl Trucks
       3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
            as a percentage of the total principal amt outstanding, as of the end of the Due
            Period                                                                                   0.43%
       3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee
            Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established on
            7/10/03 for the benefit of the Master Trust Certificateholders.                    100,057.34
       3.21 Eligible Investments in the Servicer Transition Fee Account:
            a.  The aggregate amount of funds invested in Eligible Investments                 100,000.00
            b.  Description of each Eligible Investment:                                 JP Morgan Prime Money Market Fund
            c.  The rate of interest applicable to each such Eligible Investment                    0.96%
            d.  The rating of each such Eligible Investment                                      AAAm/Aaa
        4.0 Series 1997-1 Information.
        4.1 The Deficiency Amount as of the Transfer Date
            (after giving effect to the transactions set forth in
            Article IV of the Supplement)                                                            0.00
       4.2a The Maximum Subordinated Amount as of the
            Transfer Date (after giving effect to the transactions
            set forth in Article IV of the Supplement)                                      31,000,000.00
       4.2b.The Available Subordinated Amount as of the
            Transfer Date (after giving effect to the transactions
            set forth in Article IV of the Supplement)                                      31,000,000.00
        4.3 The Projected Spread for the following Distribution Period                                  -
        4.4 The amount on deposit in the Spread Account as of
            the Transfer Date (after giving effect to the
            transactions set forth in Article IV of the Supplement)                          2,500,000.00
        4.5 The aggregate amount on deposit in the Liquidity
            Reserve Account as of the Transfer Date (after giving
            effect to the transactions  set forth in Article IV
            of the Supplement)                                                                       0.00
        4.6 The Invested Amount as of the Distribution
            Date (after giving effect to the transactions set forth
            in Article IV of the Supplement and to the
            payments made on the Distribution Date)                                                  0.00
        4.7 The amount of Series Allocable Dealer Notes Losses
            for the Due Period                                                                       0.00
        4.8 The amount of Series Allocable Finance Charge
            Collections for the Due Period                                                     793,156.96
        4.9 The amount of Series Allocable Principal Collections
            for the Due Period                                                             108,813,549.80
       4.10 The amount of Series Principal Account Losses
            for the Due Period                                                                       0.00
       4.11 The amount of Investor Dealer Note Losses for
            the Due Period                                                                           0.00
       4.12 The amount of Investor Finance Charge Collections
            for the Due Period                                                                 778,086.98
       4.13 The amount of Investor Principal Collections for
            the Due Period                                                                 106,746,092.35
       4.14 The amount of Available Certificateholder's Interest
            Collections for the Due Period                                                     972,074.63
       4.15 The amount of Series 1997-1 Shared Principal
            Collections for the Due Period                                                 106,746,092.35
       4.16 The aggregate amount of the Series 1997-1 Principal
            Shortfall, if any, for the Due Period                                                    0.00
       4.17 The Seller's Percentage for the Due Period                                              1.90%
       4.18 The Excess Seller's Percentage for the Due Period                                       0.00%
       4.19 The aggregate amount of Seller's Principal Collections
            for the Due Period                                                               2,067,457.45
       4.20 The amount of Available Seller's Finance Charge
            Collections for the Due Period                                                      38,864.69
       4.21 The aggregate amount of Available Seller's Principal
            Collections for the Due Period                                                   2,067,457.45
       4.22 The aggregate amount of Excess Seller's Principal
            Collections for the Due Period                                                              -
       4.23 The Controlled Amortization Amount, if applicable,
            for the Due Period                                                              50,000,000.00
       4.24 The Minimum Series 1997-1 Master Trust Seller's
            Interest as of the Distribution Date (after giving
            effect to the transactions set forth in Article IV
            of the Supplement)                                                                          -
       4.25 The Series 1997-1 Allocation Percentage for
            the Due Period                                                                         16.64%
       4.26 The Floating Allocation Percentage for the
            Due Period                                                                             98.10%
       4.27 The Principal Allocation Percentage, if applicable,
            for the Due Period                                                                     89.08%
       4.28 The total amount to be distributed on the Series
            1997-1 Certificates on the Distribution Date                                   200,334,018.08
       4.29 The total amount, if any, to be distributed on the Series
            1997-1 Certificates on the Distribution Date
            allocable to the Invested Amount                                               200,000,000.00
       4.30 The total amount, if any, to be distributed on
            the Series 1997-1 Certificates on the Distribution
            Date allocable to interest on the Series 1997-1
            Certificates                                                                       215,386.28
       4.31 The Draw Amount as of the Transfer Date                                                  0.00
       4.32 The amount of Investor Charge-Offs as of
            Transfer Date                                                                            0.00
       4.33 The amount of reimbursement of Investor Charge-
            Offs as of the Transfer Date                                                             0.00
       4.34 The amount of the Investor Servicing Fee to be
            paid on such Distribution Date                                                     118,631.80
       4.35 The aggregate amount of funds on deposit in
            the Series Principal Account as of the end of the
            last day of the Due Period (after giving effect to the
            payments and adjustments made pursuant to Article
            IV of the Supplement and of the Agreement)                                     200,000,000.00
       4.36 The aggregate amount of funds on deposit in the
             Spread Account as of the end of the last day of
            the Due Period (after giving effect to payments and
            adjustments made pursuant to Article IV of the
            Supplement and the Agreement)                                                    2,500,000.00
       4.37 Eligible Investments in the Series Principal Account:
            a.  The aggregate amount of funds invested in Eligible Investments             200,000,000.00
            b.  Description of each Eligible Investment:                                 JP Morgan Prime Money Market Fund
            c.  The rate of interest applicable to each suc Eligible Investments                     0.96%
            d.  The rating of each such Eligible Investment                                      AAAm/Aaa
       4.38 Eligible Investments in the Liquidity Reserve Account:
            a.  The aggregate amount of funds invested in Eligible Investments                       0.00
            b.  Description of each Eligible Investment:                                               NA
            c.  The rate of interest applicable to each such Eligible Investment                  _______%
            d.  The rating of each such Eligible Investment                                            NA
       4.39 The amount of Excess Interest Collections for the Due Period                       638,056.55
       4.40 The amount of Investor Principal Collections treated
            as Shared Principal Collections for the Due Period                              56,746,092.35
       4.41 The amount of Excess Interest Collections for the
            Due Period allocated to other Series                                                     0.00
       4.42 The amount of Investor Principal Collections treated
            as Shared Principal Collections for the Due Period
            allocated to Other Series                                                                0.00
       4.43 The percentages and all other information calculated
            pursuant to Section 6.01 of the Supplement                                    See Exhibit "A"
       4.44 The amount of Remaining Available Seller's Principal
             Collections for the Due Period                                                  2,067,457.45
       4.45 The amount of Series 1997-1 Shared Seller's Principal
            Collections for the Due Period                                                   2,067,457.45
       4.46 The aggregate amount of Shared Seller's Principal
            Collections from Other Series for the Due Period                                 7,029,374.54
       4.47 The amount of all Shared Seller's Principal Collections
            allocated to Series 1997-1 for the Due Period                                            0.00
       4.48 The aggregate amount of all Shared Seller's Principal
            Collections allocated to Other Series for the Due Period                                 0.00
       4.49 The aggregate amount of all Early Distributions Amounts
            paid or deemed paid for the Distribution Period                                            NA

                                                           Exhibit 20.2 (A)
                                                            Series 1997-1

4.43 The percentages and all other information calculated pursuant to Sections 6.01 of the Supplement.

Section 6.01

         a) The invested amount is not reduced to zero by the Expected Payment Date?                                    NO

         f) The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the
         Required Subordinated Amount?                                                                                  NO

         i) Average Coverage Differential shall be equal to or less than negative two percent (-2.00%) on each of
         three consecutive Determination Dates?                                                                         NO

                            2 Months Past:         3.58%
                             1 Month Past:         3.65%
                            Current Month:         3.65%

         j) The Master Trust Seller's Interest is reduced to an amount less than the Master Trust Minimum
         Seller's Interest?                                                                                             NO

                                          Master Trust Seller's Interest:  $  200,720,239.84

                                  Master Trust Minimum Seller's Interest:  $  200,631,990.63

         k) Turnover Ratio less than 1.7?                                                                               NO

                                     Turnover Ratio:   3.38%

         l) Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                        NO

                           Dealer Note Loss Ratio:     0.00%

-----------------------------------------------------------------------------------------------------------------------------------

                                                       Exhibit 20.3
                                    MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 62

                                                  DEALER NOTE MASTER TRUST

                                                   CLASS A, DEALER NOTE
                                                ASSET BACKED CERTIFICATES,
                                                       SERIES 1998-1

Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1998-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of August 25, 2003, the Transfer Date of August 22, 2003 and with respect to the performance of the Master Trust during the Due Period ended on July 31, 2003 and the Distribution Period ended
August 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the
Agreement and the Supplement .

         1 NFC is Servicer under the Agreement.
         2 The undersigned is a Servicing Officer.
         3 Master Trust Information.
       3.1 The amount of the Advance, if any, for the Due Period                                 154,283.39
       3.2 The amount of ITEC Finance Charges for the Due Period                               2,122,763.63
       3.3 The average daily balance of Dealer Notes outstanding during the Due Period       901,941,746.12
       3.4 The total amount of Advance Reimbursements for the Due Period                               0.00
       3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period       300,760,186.14
       3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust      242,185,807.26
           during the Due Period
       3.7 The amount of the Servicing Fee for the Due Period                                    726,577.98
       3.8 The average daily Master Trust Seller's Interest during the Due Period            192,805,981.17
       3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
           effect to the transactions set forth in Article IV of the Supplement)             200,720,239.84
      3.10 The aggregate amount of Collections for the Due Period                            658,547,719.29
      3.11 The aggregate amount of Finance Charge Collections for the Due Period               4,765,508.63
      3.12 The aggregate amount of Principal Collections for the Due Period                  653,782,210.66
      3.13 The amount of Dealer Note Losses for the Due Period                                         0.00
      3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period         871,893,560.06
      3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
           of the Agreement)                                                                 353,022,024.52
      3.16 Eligible Investments in the Excess Funding Account:
           a.  The aggregate amount of funds invested in Eligible Investments                352,826,679.78
           b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
           c.  The rate of interest applicable to each such Eligible Investment                       0.96%
           d.  The rating of each such Eligible Investment                                         AAAm/Aaa
      3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
           as of the end of the Due Period                                                     8,344,063.92
      3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
           i)       Truck King Intl Sls-Svc
           ii)      Prairie International
           iii)     Nalley Motor Trucks
           iv)      Lee-Smith Inc.
           v)       Hawkeye Intl Trucks
      3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)as a percentage of the total principal amount outstanding, as of the end of the Due Period 0.43%
      3.20 The aggregate amount of funds on deposit in the Servicer Transition
           Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement)
           established on 7/10/03 for the benefit of the Master Trust Certificateholders.         100,057.34
      3.21 Eligible Investments in the Servicer Transition Fee Account:
           a.  The aggregate amount of funds invested in Eligible Investments                    100,000.00
           b.  Description of each Eligible Investment:                            JP Morgan Prime Money Market Fund
           c.  The rate of interest applicable to each such Eligible Investment                       0.96%
           d.  The rating of each such Eligible Investment                                         AAAm/Aaa
       4.0 Series 1998-1 Information.
       4.1 The Deficiency Amount as of the Transfer Date
           (after giving effect to the transactions set forth in
           Article IV of the Supplement)                                                               0.00
      4.2a The Maximum Subordinated Amount as of the
           Transfer Date (after giving effect to the transactions
           set forth in Article IV of the Supplement)                                         31,000,000.00
      4.2b The Available Subordinated Amount as of the
           Transfer Date (after giving effect to the transactions
           set forth in Article IV of the Supplement)                                         31,000,000.00
       4.3 The Projected Spread for the following Distribution Period                          2,500,000.00
       4.4 The amount on deposit in the Spread Account as of
           the Transfer Date (after giving effect to the
           transactions set forth in Article IV of the Supplement)                             2,500,000.00
       4.5 The aggregate amount on deposit in the Liquidity
           Reserve Account as of the Transfer Date (after giving
           effect to the transactions  set forth in Article IV
           of the Supplement)                                                                          0.00
       4.6 The Invested Amount as of the Distribution
           Date (after giving effect to the transactions set forth
           in Article IV of the Supplement and to the
           payments made on the Distribution Date)                                           200,000,000.00
       4.7 The amount of Series Allocable Dealer Notes Losses
            for the Due Period                                                                         0.00
       4.8 The amount of Series Allocable Finance Charge
           Collections for the Due Period                                                        793,156.96
       4.9 The amount of Series Allocable Principal Collections
           for the Due Period                                                                108,813,549.80
      4.10 The amount of Series Principal Account Losses
           for the Due Period                                                                          0.00
      4.11 The amount of Investor Dealer Note Losses for
           the Due Period                                                                              0.00
      4.12 The amount of Investor Finance Charge Collections
           for the Due Period                                                                    778,086.98
      4.13 The amount of Investor Principal Collections for
           the Due Period                                                                    106,746,092.35
      4.14 The amount of Available Certificateholder's Interest
           Collections for the Due Period                                                        812,851.29
      4.15 The amount of Series 1998-1 Shared Principal
           Collections for the Due Period                                                    106,746,092.35
      4.16 The aggregate amount of the Series 1998-1 Principal
           Shortfall, if any, for the Due Period                                                       0.00
      4.17 The Seller's Percentage for the Due Period                                                 1.90%
      4.18 The Excess Seller's Percentage for the Due Period                                          0.00%
      4.19 The aggregate amount of Seller's Principal Collections
           for the Due Period                                                                  2,067,457.45
      4.20 The amount of Available Seller's Finance Charge
           Collections for the Due Period                                                         38,864.69
      4.21 The aggregate amount of Available Seller's Principal
           Collections for the Due Period                                                      2,067,457.45
      4.22 The aggregate amount of Excess Seller's Principal
           Collections for the Due Period                                                                 -
      4.23 The Controlled Amortization Amount, if applicable,
           for the Due Period                                                                          0.00
      4.24 The Minimum Series 1998-1 Master Trust Seller's
           Interest as of the Distribution Date (after giving
           effect to the transactions set forth in Article IV
           of the Supplement)                                                                 37,000,000.00
      4.25 The Series 1998-1 Allocation Percentage for
           the Due Period                                                                            16.64%
      4.26 The Floating Allocation Percentage for the
           Due Period                                                                                98.10%
      4.27 The Principal Allocation Percentage, if applicable,
           for the Due Period                                                                         0.00%
      4.28 The total amount to be distributed on the Series
           1998-1 Certificates on the Distribution Date                                          335,740.30
      4.29 The total amount, if any, to be distributed on the Series
           1998-1 Certificates on the Distribution Date
           allocable to the Invested Amount                                                            0.00
      4.30 The total amount, if any, to be distributed on
           the Series 1998-1 Certificates on the Distribution
           Date allocable to interest on the Series 1998-1
           Certificates                                                                          217,108.50
      4.31 The Draw Amount as of the Transfer Date                                                     0.00
      4.32 The amount of Investor Charge-Offs as of
           Transfer Date                                                                               0.00
      4.33 The amount of reimbursement of Investor Charge-
           Offs as of the Transfer Date                                                                0.00
      4.34 The amount of the Investor Servicing Fee to be
           paid on such Distribution Date                                                        118,631.80
      4.35 The aggregate amount of funds on deposit in
           the Series Principal Account as of the end of the
           last day of the Due Period (after giving effect to the
           payments and adjustments made pursuant to Article
           IV of the Supplement and of the Agreement)                                                  0.00
      4.36 The aggregate amount of funds on deposit in the
            Spread Account as of the end of the last day of
           the Due Period (after giving effect to payments and
           adjustments made pursuant to Article IV of the
           Supplement and the Agreement)                                                       2,500,000.00
      4.37 Eligible Investments in the Series Principal Account:
           a.  The aggregate amount of funds invested in Eligible Investments                          0.00
           b.  Description of each Eligible Investment:                                                  NA
           c.  The rate of interest applicable to each such Eligible Investment                     _______%
           d.  The rating of each such Eligible Investment                                               NA
      4.38 Eligible Investments in the Liquidity Reserve Account:
           a.  The aggregate amount of funds invested in Eligible Investments                          0.00
           b.  Description of each Eligible Investment:                                                  NA
           c.  The rate of interest applicable to each such Eligible Investment                     _______%
           d.  The rating of each such Eligible Investment                                               NA
      4.39 The amount of Excess Interest Collections for the Due Period                          477,110.99
      4.40 The amount of Investor Principal Collections treated
           as Shared Principal Collections for the Due Period                                106,746,092.35
      4.41 The amount of Excess Interest Collections for the
           Due Period allocated to other Series                                                        0.00
      4.42 The amount of Investor Principal Collections treated
           as Shared Principal Collections for the Due Period
           allocated to Other Series                                                                   0.00
      4.43 The percentages and all other information calculated
           pursuant to Section 6.01 of the Supplement                                       See Exhibit "A"
      4.44 The amount of Remaining Available Seller's Principal
            Collections for the Due Period                                                             0.00
      4.45 The amount of Series 1998-1 Shared Seller's Principal
           Collections for the Due Period                                                      2,067,457.45
      4.46 The aggregate amount of Shared Seller's Principal
           Collections from Other Series for the Due Period                                    7,029,374.54
      4.47 The amount of all Shared Seller's Principal Collections
           allocated to Series 1998-1 for the Due Period                                               0.00
      4.48 The aggregate amount of all Shared Seller's Principal
           Collections allocated to Other Series for the Due Period                                    0.00
      4.49 The aggregate amount of all Early Distributions Amounts
           paid or deemed paid for the Distribution Period                                             0.00

                                                           Exhibit 20.3 (A)
                                                            Series 1998-1

4.43 The percentages and all other information calculated pursuant to Sections 6.01 of the Supplement.

Section 6.01

         a) The invested amount is not reduced to zero by the Expected Payment Date?                                    NO

         f) The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the
         Required Subordinated Amount?                                                                                  NO

         i) Average Coverage Differential shall be equal to or less than negative two percent (-2.00%) on each of
         three consecutive Determination Dates?                                                                         NO

                            2 Months Past:         3.58%
                             1 Month Past:         3.65%
                            Current Month:         3.65%

         j) The Master Trust Seller's Interest is reduced to an amount less than the Master Trust Minimum
         Seller's Interest?                                                                                             NO

                                          Master Trust Seller's Interest:  $  200,720,239.84

                                  Master Trust Minimum Seller's Interest:  $  200,631,990.63

         k) Turnover Ratio less than 1.7?                                                                               NO

                                     Turnover Ratio:    3.38%

         l) Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                        NO

                           Dealer Note Loss Ratio:     0.00%

-----------------------------------------------------------------------------------------------------------------------------------

                                                       Exhibit 20.4
                                     MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 37

                                                 DEALER NOTE MASTER TRUST

                                                        DEALER NOTE
                                                 ASSET BACKED CERTIFICATES,
                                                       SERIES 2000-1

Under the Series 2000-1 Supplement dated as of July 28, 2000 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2000-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of August 25, 2003, the Transfer Date of August 22, 2003 and with respect to the performance of the Master Trust during the Due Period ended on July 31, 2003 and the Distribution Period ended
August 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the
Agreement and the Supplement.

        1 NFC is Servicer under the Agreement.
        2 The undersigned is a Servicing Officer.
        3 Master Trust Information.
      3.1 The amount of the Advance, if any Due for the Period                                        154,283.39
      3.2 The amount of ITEC Finance Charges for the Due Period                                     2,122,763.63
      3.3 The average daily balance of Dealer Notes outstanding during the Due Period             901,941,746.12
      3.4 The total amount of Advance Reimbursements for the Due Period                                     0.00
      3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period             300,760,186.14
      3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust            242,185,807.26
          during the Due Period
      3.7 The amount of the Servicing Fee for the Due Period                                          726,577.98
      3.8 The average daily Master Trust Seller's Interest during the Due Period                  192,805,981.17
      3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
          effect to the transactions set forth in Article IV of the Supplement)                   200,720,239.84
     3.10 The aggregate amount of Collections for the Due Period                                  658,547,719.29
     3.11 The aggregate amount of Finance Charge Collections for the Due Period                     4,765,508.63
     3.12 The aggregate amount of Principal Collections for the Due Period                        653,782,210.66
     3.13 The amount of Dealer Note Losses for the Due Period                                               0.00
     3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period               871,893,560.06
     3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
          of the Agreement)                                                                       353,022,024.52
     3.16 Eligible Investments in the Excess Funding Account:
          a.  The aggregate amount of funds invested in Eligible Investments                      352,826,679.78
          b.  Description of each Eligible Investment:                         JP Morgan Prime Money Market Fund
          c.  The rate of interest applicable to each such Eligible Investment                             0.96%
          d.  The rating of each such Eligible Investment                                               AAAm/Aaa
     3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
          as of the end of the Due Period                                                           8,344,063.92
     3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
          i)       Truck King Intl Sls-Svc
          ii)      Prairie International
          iii)     Nalley Motor Trucks
          iv)      Lee-Smith Inc.
          v)       Hawkeye Intl Trucks
     3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
          as a percentage of the total principal amount outstanding, as of the end of the Due Period       0.43%
     3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
          as of the end of the Due Period                                                          60,723,165.64
     3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth
          in Article IV of the Supplement) established on 7/10/03 for the benefit of the              100,057.34
          Master Trust Certificateholders.
     3.22 Eligible Investments in the Servicer Transition Fee Account:
          a.  The aggregate amount of funds invested in Eligible Investments                          100,000.00
          b.  Description of each Eligible Investment:                                    JP Morgan Prime Money Market Fund
          c.  The rate of interest applicable to each such Eligible Investment                             0.96%
          d.  The rating of each such Eligible Investment                                               AAAm/Aaa
      4.0 Series 2000-1 Information.
      4.1 The Deficiency Amount as of the Transfer Date
          (after giving effect to the transactions set forth in
          Article IV of the Supplement)                                                                     0.00
     4.2a The Maximum Subordinated Amount as of the
          Transfer Date (after giving effect to the transactions
          set forth in Article IV of the Supplement)                                               19,080,000.00
     4.2b.The Available Subordinated Amount as of the
          Transfer Date (after giving effect to the transactions
          set forth in Article IV of the Supplement)                                               19,080,000.00
      4.3 The Projected Spread for the following Distribution Period                                2,650,000.00
      4.4 The amount on deposit in the Spread Account as of
          the Transfer Date (after giving effect to the
          transactions set forth in Article IV of the Supplement)                                   2,650,000.00
      4.5 The aggregate amount on deposit in the Liquidity
          Reserve Account as of the Transfer Date (after giving
          effect to the transactions  set forth in Article IV
          of the Supplement)                                                                                0.00
      4.6 The Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                                 212,000,000.00
      4.7 The amount of Series Allocable Dealer Notes Losses
          for the Due Period                                                                                0.00
      4.8 The amount of Series Allocable Finance Charge
          Collections for the Due Period                                                              793,433.36
      4.9 The amount of Series Allocable Principal Collections
          for the Due Period                                                                      108,851,469.16
     4.10 The amount of Series Principal Account Losses
          for the Due Period                                                                                0.00
     4.11 The amount of Investor Dealer Note Losses for
          the Due Period                                                                                    0.00
     4.12 The amount of Investor Finance Charge Collections
          for the Due Period                                                                          793,433.36
     4.13 The amount of Investor Principal Collections for
          the Due Period                                                                          108,851,469.16
     4.14 The amount of Available Certificateholder's Interest
          Collections for the Due Period                                                              828,328.10
     4.15 The amount of Series 2000-1 Shared Principal
          Collections for the Due Period                                                          108,851,469.16
     4.16 The aggregate amount of the Series 2000-1 Principal
          Shortfall, if any, for the Due Period                                                             0.00
     4.17 The Seller's Percentage for the Due Period                                                        0.00%
     4.18 The Excess Seller's Percentage for the Due Period                                                 0.00%
     4.19 The aggregate amount of Seller's Principal Collections
          for the Due Period                                                                                   -
     4.20 The amount of Available Seller's Finance Charge
          Collections for the Due Period                                                               23,803.00
     4.21 The aggregate amount of Available Seller's Principal
          Collections for the Due Period                                                                       -
     4.22 The aggregate amount of Excess Seller's Principal
          Collections for the Due Period                                                                       -
     4.23 The Controlled Amortization Amount, if applicable,
          for the Due Period                                                                                0.00
     4.24 The Minimum Series 2000-1 Master Trust Seller's
          Interest as of the Distribution Date (after giving
          effect to the transactions set forth in Article IV
          of the Supplement)                                                                       25,440,000.00
     4.25 The Series 2000-1 Allocation Percentage for
          the Due Period                                                                                  16.65%
     4.26 The Floating Allocation Percentage for the
          Due Period                                                                                     100.00%
     4.27 The Principal Allocation Percentage, if applicable,
          for the Due Period                                                                               0.00%
     4.28 The total amount to be distributed on the Series
          2000-1 Certificates on the Distribution Date                                                370,636.61
     4.29 The total amount, if any, to be distributed on the Series
          2000-1 Certificates on the Distribution Date
          allocable to the Invested Amount                                                                  0.00
     4.30 The total amount, if any, to be distributed on
          the Series 2000-1 Certificates on the Distribution
          Date allocable to interest on the Series 2000-1
          Certificates                                                                                249,665.01
     4.31 The Draw Amount as of the Transfer Date                                                           0.00
     4.32 The amount of Investor Charge-Offs as of
          Transfer Date                                                                                     0.00
     4.33 The amount of reimbursement of Investor Charge-
          Offs as of the Transfer Date                                                                      0.00
     4.34 The amount of the Investor Servicing Fee to be
          paid on such Distribution Date                                                              120,971.60
     4.35 The aggregate amount of funds on deposit in
          the Series Principal Account as of the end of the
          last day of the Due Period (after giving effect to the
          payments and adjustments made pursuant to Article
          IV of the Supplement and of the Agreement)                                                        0.00
     4.36 The aggregate amount of funds on deposit in the
          Spread Account as of the end of the last day of
          the Due Period (after giving effect to payments and
          adjustments made pursuant to Article IV of the
          Supplement and the Agreement)                                                             2,650,000.00
     4.37 Eligible Investments in the Series Principal Account:
          a.  The aggregate amount of funds invested in Eligible Investments                                0.00
          b.  Description of each Eligible Investment:                                                        NA
          c.  The rate of interest applicable to each such Eligible Investment                           _______%
          d.  The rating of each such Eligible Investment                                                     NA
     4.38 Eligible Investments in the Liquidity Reserve Account:
          a.  The aggregate amount of funds invested in Eligible Investments                                0.00
          b.  Description of each Eligible Investment:                                                        NA
          c.  The rate of interest applicable to each such Eligible Investment                           _______%
          d.  The rating of each such Eligible Investment                                                     NA
     4.39 The amount of Excess Interest Collections for the Due Period                                457,691.49
     4.40 The amount of Investor Principal Collections treated
          as Shared Principal Collections for the Due Period                                      108,851,469.16
     4.41 The amount of Excess Interest Collections for the
          Due Period allocated to other Series                                                              0.00
     4.42 The amount of Investor Principal Collections treated
          as Shared Principal Collections for the Due Period
          allocated to Other Series                                                                         0.00
     4.43 The percentages and all other information calculated
          pursuant to Section 6.01 of the Supplement                                             See Exhibit "A"
     4.44 The amount of Remaining Available Seller's Principal
           Collections for the Due Period                                                                   0.00
     4.45 The amount of Series 2000-1 Shared Seller's Principal
          Collections for the Due Period                                                                       -
     4.46 The aggregate amount of Shared Seller's Principal
          Collections from Other Series for the Due Period                                          9,096,831.98
     4.47 The amount of all Shared Seller's Principal Collections
          allocated to Series 2000-1 for the Due Period                                                     0.00
     4.48 The aggregate amount of all Shared Seller's Principal
          Collections allocated to Other Series for the Due Period                                          0.00
      5.0 Class A Certificate Information.
      5.1 The Class A Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                                 200,000,000.00
      5.2 The total amount to be distributed on the Class A Certificates
          on the Distribution Date - includes Investor Servicing Fee plus                             346,732.65
          the Investor Interest Payment
      5.3 The total amount, if any, to be distributed on the Class A
          Certificates on the Distribution Date allocable to the
          Class A Invested Amount                                                                           0.00
      5.4 The total amount, if any, to be distributed on the Class A
          Certificates on the Distribution Date allocable to interest
          on the Class A Certificates                                                                 232,608.50
      5.5 The amount of Class A Certificateholder Charge-Offs
          as of the Transfer Date                                                                           0.00
      5.6 The amount of reimbursement of Class A Certificateholder
          Charge-Offs as of the Transfer Date                                                               0.00
      6.0 Class B Certificate Information.
      6.1 The Class B Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                                  12,000,000.00
      6.2 The total amount to be distributed on the Class B Certificates
          on the Distribution Date - includes Investor Servicing Fee plus                              23,903.96
          the Investor Interest Payment
      6.3 The total amount, if any, to be distributed on the Class B
          Certificates on the Distribution Date allocable to the
          Class B Invested Amount                                                                           0.00
      6.4 The total amount, if any, to be distributed on the Class B
          Certificates on the Distribution Date allocable to interest
          on the Class B Certificates                                                                  17,056.51
      6.5 The amount of Class B Certificateholder Charge-Offs
          as of the Transfer Date                                                                           0.00
      6.6 The amount of reimbursement of Class B Certificateholder
          Charge-Offs as of the Transfer Date                                                               0.00

                                                           Exhibit 20.4 (A)
                                                            Series 2000-1

4.43  The percentages and all other information calculated pursuant to Sections 6.01 of the Supplement.

Section 6.01

         a) The invested amount is not reduced to zero by the Expected Payment Date?                                    NO

         f) The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the
         Required Subordinated Amount?                                                                                  NO

         i) Average Coverage Differential shall be equal to or less than negative two percent (-2.00%) on each of
         three consecutive Determination Dates?                                                                         NO

                              2 Months Past:         3.58%
                               1 Month Past:         3.65%
                              Current Month:         3.65%

         j) The Master Trust Seller's Interest is reduced to an amount less than the Master Trust Minimum
         Seller's Interest?                                                                                             NO

                                          Master Trust Seller's Interest:  $  200,720,239.84

                                  Master Trust Minimum Seller's Interest:  $  200,631,990.63

         k) Turnover Ratio less than 1.7?                                                                               NO

                                      Turnover Ratio:    3.38%

         l) Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                        NO

                             Dealer Note Loss Ratio:     0.00%

         p) Aggregate Principal Dealer Note Balance which was advanced against Financed Vehicles which are
            Used Vehicles shall exceed 25% of the aggregate Principal Balance of all Dealer Notes?                      No                                   NO

                         Used Financed Vehicle Ratio:    7.00%

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                                                       Exhibit 20.5
                                    MONTHLY SERVICER AND SETTLEMENT CERTIFICATE  # 1

                                                  DEALER NOTE MASTER TRUST

                                                        DEALER NOTE
                                                 ASSET BACKED CERTIFICATES,
                                                       SERIES 2003-1

Under the Series 2003-1 Supplement dated as of July 10, 2003 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2003-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of August 25, 2003, the Transfer Date of August 22, 2003 and with respect to the performance of the Master Trust during the Due Period ended on July 31, 2003 and the Distribution Period ended
August 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .

        1 NFC is Servicer under the Agreement.
        2 The undersigned is a Servicing Officer.
        3 Master Trust Information.
      3.1 The amount of the Advance, if any, for the Due Period                                      154,283.39
      3.2 The amount of ITEC Finance Charges for the Due Period                                    2,122,763.63
      3.3 The average daily balance of Dealer Notes outstanding during the Due Period            901,941,746.10
      3.4 The total amount of Advance Reimbursements for the Due Period                                    0.00
      3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period            300,760,186.14
      3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust           242,185,807.26
          during the Due Period
      3.7 The amount of the Servicing Fee for the Due Period                                         726,577.98
      3.8 The average daily Master Trust Seller's Interest during the Due Period                 192,805,981.17
      3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
          effect to the transactions set forth in Article IV of the Supplement)                  200,720,239.84
     3.10 The aggregate amount of Collections for the Due Period                                 658,547,719.29
     3.11 The aggregate amount of Finance Charge Collections for the Due Period                    4,765,508.63
     3.12 The aggregate amount of Principal Collections for the Due Period                       653,782,210.66
     3.13 The amount of Dealer Note Losses for the Due Period                                              0.00
     3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period              871,893,560.10
     3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
          of the Agreement)                                                                      353,022,024.52
     3.16 Eligible Investments in the Excess Funding Account:
          a.  The aggregate amount of funds invested in Eligible Investments                     352,826,679.78
          b.  Description of each Eligible Investment:                         JP Morgan Prime Money Market Fund
          c.  The rate of interest applicable to each such Eligible Investment                              .96%
          d.  The rating of each such Eligible Investment                                              AAAm/Aaa
     3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
          as of the end of the Due Period                                                          8,344,063.92
     3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
            i)         Truck King Intl Sls-Svc
           ii)         Prairie International
          iii)         Nalley Motor Trucks
           iv)         Lee-Smith Inc.
            v)         Hawkeye Intl Trucks
    3.19 Aggregate amount of delinquent principal payments (past due greater than
         30 days)as a percentage of the total principal amount outstanding, as
         of the end of the Due Period                                                                       .43%
     3.2 The aggregate amount of Dealer Notes issued to finance used vehicles,
         as of the end of the Due Period                                                          60,723,165.64
    3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established
         on 7/10/03 for the benefit of the                                                           100,057.34
         Master Trust Certificateholders.
    3.22 Eligible Investments in the Servicer Transition Fee Account:
         a.  The aggregate amount of funds invested in Eligible Investments                          100,000.00
         b.  Description of each Eligible Investment:                          JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                              0.96%
         d.  The rating of each such Eligible Investment                                               AAAm/Aaa
     4.0 Series 2003-1 Information.
     4.1 The Deficiency Amount as of the Transfer Date
         (after giving effect to the transactions set forth in
         Article IV of the Supplement)                                                                     0.00
    4.2a The Maximum Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                               19,080,000.00

    4.2b.The Available Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                               19,080,000.00
     4.3 The Projected Spread for the following Distribution Period                                2,650,000.00
     4.4 The amount on deposit in the Spread Account as of
         the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement)                                   2,650,000.00
     4.5 The aggregate amount on deposit in the Liquidity
         Reserve Account as of the Transfer Date (after giving
         effect to the transactions  set forth in Article IV
         of the Supplement)                                                                                0.00
     4.6 The Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                                 212,000,000.00
     4.7 The amount of Series Allocable Dealer Notes Losses
         for the Due Period                                                                                0.00
     4.8 The amount of Series Allocable Finance Charge
         Collections for the Due Period                                                              793,433.36
     4.9 The amount of Series Allocable Principal Collections
         for the Due Period                                                                      108,851,469.16
    4.10 The amount of Series Principal Account Losses
         for the Due Period                                                                                0.00
    4.11 The amount of Investor Dealer Note Losses for
         the Due Period                                                                                    0.00
    4.12 The amount of Investor Finance Charge Collections
         for the Due Period                                                                          793,433.36
    4.13 The amount of Investor Principal Collections for
         the Due Period                                                                          108,851,469.16
    4.14 The amount of Available Certificateholder's Interest
         Collections for the Due Period                                                              827,756.35
    4.15 The amount of Series 2003-1 Shared Principal
         Collections for the Due Period                                                          108,851,469.16
    4.16 The aggregate amount of the Series 2003-1 Principal
         Shortfall, if any, for the Due Period                                                             0.00
    4.17 The Seller's Percentage for the Due Period                                                        0.00%
    4.18 The Excess Seller's Percentage for the Due Period                                                 0.00%
    4.19 The aggregate amount of Seller's Principal Collections
         for the Due Period                                                                                0.00
    4.20 The amount of Available Seller's Finance Charge
         Collections for the Due Period                                                               23,803.00
    4.21 The aggregate amount of Available Seller's Principal
         Collections for the Due Period                                                                       -
    4.22 The aggregate amount of Excess Seller's Principal
         Collections for the Due Period                                                                       -
    4.23 The Controlled Amortization Amount, if applicable,
         for the Due Period                                                                                0.00
    4.24 The Minimum Series 2003-1 Master Trust Seller's
         Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                                       25,440,000.00
    4.25 The Series 2003-1 Allocation Percentage for
         the Due Period                                                                                   16.65%
    4.26 The Floating Allocation Percentage for the
         Due Period                                                                                      100.00%
    4.27 The Principal Allocation Percentage, if applicable,for the Due Period                             0.00%                                                           0
    4.28 The total amount to be distributed on the Series
         2003-1 Certificates on the Distribution Date                                                517,572.81
    4.29 The total amount, if any, to be distributed on the Series
         2003-1 Certificates on the Distribution Date
         allocable to the Invested Amount                                                                  0.00
    4.30 The total amount, if any, to be distributed on
         the Series 2003-1 Certificates on the Distribution
         Date allocable to interest on the Series 2003-1
         Certificates                                                                                396,601.21
    4.31 The Draw Amount as of the Transfer Date                                                           0.00
    4.32 The amount of Investor Charge-Offs as of
         Transfer Date                                                                                     0.00
    4.33 The amount of reimbursement of Investor Charge-
         Offs as of the Transfer Date                                                                      0.00
    4.34 The amount of the Investor Servicing Fee to be
         paid on such Distribution Date                                                              120,971.60
    4.35 The aggregate amount of funds on deposit in
         the Series Principal Account as of the end of the
         last day of the Due Period (after giving effect to the
         payments and adjustments made pursuant to Article
         IV of the Supplement and of the Agreement)                                                        0.00
    4.36 The aggregate amount of funds on deposit in the
         Spread Account as of the end of the last day of
         the Due Period (after giving effect to payments and
         adjustments made pursuant to Article IV of the
         Supplement and the Agreement)                                                             2,650,000.00
    4.37 Eligible Investments in the Series Principal Account:
         a.  The aggregate amount of funds invested in Eligible Investments                                0.00                                                                              0
         b.  Description of each Eligible Investment:                                                        NA
         c.  The rate of interest applicable to each such Eligible Investment                             _____%                                                       _______%
         d.  The rating of each such Eligible Investment                                                     NA
    4.38 Eligible Investments in the Liquidity Reserve Account:
         a.  The aggregate amount of funds invested in Eligible Investments                                0.00                                                                                      0
         b.  Description of each Eligible Investment:                                                        NA
         c.  The rate of interest applicable to each such Eligible Investment                             _____%                                                           _______%
         d.  The rating of each such Eligible Investment                                                     NA
         4.39 The amount of Excess Interest Collections for the Due Period                           310,183.54
         4.40 The amount of Investor Principal Collections treated
              as Shared Principal Collections for the Due Period                                 108,851,469.16
         4.41 The amount of Excess Interest Collections for the
              Due Period allocated to other Series                                                         0.00
         4.42 The amount of Investor Principal Collections treated
              as Shared Principal Collections for the Due Period
              allocated to Other Series                                                                    0.00
         4.43 The percentages and all other information calculated
              pursuant to Section 6.01 of the Supplement                                         See Exhibit "A"
         4.44 The amount of Remaining Available Seller's Principal
              Collections for the Due Period                                                               0.00
         4.45 The amount of Series 2003-1 Shared Seller's Principal
              Collections for the Due Period                                                               0.00
         4.46 The aggregate amount of Shared Seller's Principal
              Collections from Other Series for the Due Period                                     9,096,831.98
         4.47 The amount of all Shared Seller's Principal Collections
              allocated to Series 2003-1 for the Due Period                                                0.00
         4.48 The aggregate amount of all Shared Seller's Principal
              Collections allocated to Other Series for the Due Period                                     0.00
          5.0 Class A Certificate Information.
          5.1 The Class A Invested Amount as of the Distribution
              Date (after giving effect to the transactions set forth
              in Article IV of the Supplement and to the
              payments made on the Distribution Date)                                              2,000,000.00
          5.2 The total amount to be distributed on the Class A Certificates
              on the Distribution Date - includes Investor Servicing Fee plus                        475,257.37
              the Investor Interest Payment
          5.3 The total amount, if any, to be distributed on the Class A
              Certificates on the Distribution Date allocable to the
              Class A Invested Amount                                                                      0.00
          5.4 The total amount, if any, to be distributed on the Class A
              Certificates on the Distribution Date allocable to interest
              on the Class A Certificates                                                            361,133.22
          5.5 The amount of Class A Certificateholder Charge-Offs
              as of the Transfer Date                                                                      0.00
          5.6 The amount of reimbursement of Class A Certificateholder
              Charge-Offs as of the Transfer Date                                                          0.00
          6.0 Class B Certificate Information.
          6.1 The Class B Invested Amount as of the Distribution
              Date (after giving effect to the transactions set forth
              in Article IV of the Supplement and to the
              payments made on the Distribution Date)                                             12,000,000.00
          6.2 The total amount to be distributed on the Class B Certificates
              on the Distribution Date - includes Investor Servicing Fee plus                         42,315.44
              the Investor Interest Payment
          6.3 The total amount, if any, to be distributed on the Class B
              Certificates on the Distribution Date allocable to the
              Class B Invested Amount                                                                      0.00
          6.4 The total amount, if any, to be distributed on the Class B
              Certificates on the Distribution Date allocable to interest
              on the Class B Certificates                                                             35,467.99
          6.5 The amount of Class B Certificateholder Charge-Offs
              as of the Transfer Date                                                                      0.00
          6.6 The amount of reimbursement of Class B Certificateholder
              Charge-Offs as of the Transfer Date                                                          0.00

                                                            Exhibit 20.5 (A)
                                                            Series 2003-1

4.43  The percentages and all other information calculated pursuant to Sections 6.01 of the Supplement.

Section 6.01

         a) The invested amount is not reduced to zero by the Expected Payment Date?                                    NO

         f) The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the
         Required Subordinated Amount?                                                                                  NO

         i) Average Coverage Differential shall be equal to or less than negative two percent (-2.00%) on each of
         three consecutive Determination Dates?                                                                         NO

                              2 Months Past:         3.58%
                               1 Month Past:         3.65%
                              Current Month:         3.65%

         j) The Master Trust Seller's Interest is reduced to an amount less than the Master Trust Minimum
         Seller's Interest?                                                                                             NO

                                          Master Trust Seller's Interest:  $  200,720,239.84

                                  Master Trust Minimum Seller's Interest:  $  200,631,990.63

         k) Turnover Ratio less than 1.7?                                                                               NO

                                      Turnover Ratio:    3.38%

         l) Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                        NO

                             Dealer Note Loss Ratio:     0.00%

         p) Aggregate Principal Dealer Note Balance which was advanced against Financed Vehicles which are
            Used Vehicles shall exceed 25% of the aggregate Principal Balance of all Dealer Notes?                      No                                   NO

                         Used Financed Vehicle Ratio:    7.00%

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